Exhibit 21.1

Confidential Treatment Requested by Retail Value Inc. RVI-426.

Pursuant to 17 C.F.R. Section 200.83.

RETAIL VALUE INC.

LIST OF SUBSIDIARIES/AFFILIATES

Unless otherwise indicated, all subsidiaries are 100% owned by Retail Value Inc.

BRE DDR Brookfield LLC, a Delaware limited liability company

BRE DDR Brown Deer Center LLC, a Delaware limited liability company

BRE DDR Brown Deer Market LLC, a Delaware limited liability company

BRE DDR Grandville Marketplace LLC, a Delaware limited liability company

BRE DDR Great Northern LLC, a Delaware limited liability company

BRE DDR Harbison Court LLC, a Delaware limited liability company

BRE DDR Marketplace at Towne Center LLC, a Delaware limited liability company

BRE DDR Midway Marketplace LLC, a Delaware limited liability company

BRE DDR Riverdale Village Inner Ring LLC, a Delaware limited liability company

BRE DDR Riverdale Village Outer Ring LLC, a Delaware limited liability company

DDR Atlantico LLC, S.E., a Delaware limited liability company

DDR Cayey LLC, S.E., a Delaware limited liability company

DDR Crossroads Center LLC, a Delaware limited liability company

DDR Del Sol LLC, S.E., a Delaware limited liability company

DDR Douglasville Pavilion LLC, a Delaware limited liability company

DDR Escorial LLC, S.E., a Delaware limited liability company

DDR Fajardo LLC, S.E., a Delaware limited liability company

DDR Gresham Station LLC, a Delaware limited liability company

DDR Guayama WM LLC, S.E., a Delaware limited liability company

DDR I-Drive LLC, a Delaware limited liability company

DDR Isabela II LLC, S.E., a Delaware limited liability company1

DDR Isabela LLC, S.E., a Delaware limited liability company

DDR Mariner Square II LLC, a Delaware limited liability company

DDR Mariner Square LLC, a Delaware limited liability company

DDR Millenia Plaza LLC, a Delaware limited liability company

DDR Norte LLC, S.E., a Delaware limited liability company

DDR Palm Valley Pavilions LLC, a Delaware limited liability company

DDR Palma Real LLC, S.E., a Delaware limited liability company

DDR PR Ventures III LLC, a Delaware limited liability company

DDR Rio Hondo LLC, S.E., a Delaware limited liability company

DDR Seabrook LLC, a Delaware limited liability company

[1]	80% ownership.

Confidential Treatment Requested by Retail Value Inc. RVI-427.

Pursuant to 17 C.F.R. Section 200.83.

DDR Senorial LLC, S.E., a Delaware limited liability company

DDR Tucson Spectrum I LLC, a Delaware limited liability company

DDR Tucson Spectrum II LLC, a Delaware limited liability company

DDR Tucson Spectrum III LLC, a Delaware limited liability company

DDR Vega Baja LLC, S.E., a Delaware limited liability company

DDR Walks at Highwood Preserve I LLC, a Delaware limited liability company

DDR Willowbrook Plaza LLC, a Delaware limited liability company

DDR/1st Carolina Crossings South LP, a Delaware limited partnership

DDRA Maple Grove Crossing LLC, a Delaware limited liability company

GS II Big Oaks LLC, a Delaware limited liability company

GS II Green Ridge LLC, a Delaware limited liability company

GS II Uptown Solon LLC, a Delaware limited liability company

Retail Value TRS LLC, a Delaware limited liability company

RVI CMA Holder LLC, a Delaware limited liability company

RVI Holdco LLC, a Delaware limited liability company

RVI PTTA #1 LLC, a Delaware limited liability company

RVI PTTA #2 LLC, a Delaware limited liability company

RVI PTTA #3 LLC, a Delaware limited liability company

RVI PTTA #4 LLC, a Delaware limited liability company

RVI PTTA #5 LLC, a Delaware limited liability company

RVI PTTA #6 LLC, a Delaware limited liability company

RVI PTTA #7 LLC, a Delaware limited liability company

RVI PTTA #8 LLC, a Delaware limited liability company

RVI PTTA #9 LLC, a Delaware limited liability company

RVI PTTA #10 LLC, a Delaware limited liability company

RVI PTTA #11 LLC, a Delaware limited liability company

RVI PTTA #12 LLC, a Delaware limited liability company

RVI PTTA #13 LLC, a Delaware limited liability company

RVI PTTA #14 LLC, a Delaware limited liability company

RVI PTTA #15 LLC, a Delaware limited liability company

RVI PTTA #16 LLC, a Delaware limited liability company

RVI PTTA #17 LLC, a Delaware limited liability company

RVI PTTA #18 LLC, a Delaware limited liability company

RVI PTTA #19 LLC, a Delaware limited liability company

RVI PTTA #20 LLC, a Delaware limited liability company

RVI PTTA #21 LLC, a Delaware limited liability company

RVI PTTA #22 LLC, a Delaware limited liability company

RVI PTTA #23 LLC, a Delaware limited liability company

RVI PTTA #24 LLC, a Delaware limited liability company

RVI PTTA #25 LLC, a Delaware limited liability company

Confidential Treatment Requested by Retail Value Inc. RVI-428.

Pursuant to 17 C.F.R. Section 200.83.

RVI PTTA #26 LLC, a Delaware limited liability company

RVI PTTA #27 LLC, a Delaware limited liability company

RVI PTTA #28 LLC, a Delaware limited liability company

RVI PTTA #29 LLC, a Delaware limited liability company

RVI PTTA #30 LLC, a Delaware limited liability company

RVI PTTA #31 LLC, a Delaware limited liability company

RVI PTTA #32 LLC, a Delaware limited liability company

RVI PTTA #33 LLC, a Delaware limited liability company

RVI PTTA #34 LLC, a Delaware limited liability company

RVI PTTA #35 LLC, a Delaware limited liability company

RVI PTTA #36 LLC, a Delaware limited liability company

RVI PTTA #37 LLC, a Delaware limited liability company

RVI PTTA #38 LLC, a Delaware limited liability company

RVI PTTA #39 LLC, a Delaware limited liability company

RVI PTTA #40 LLC, a Delaware limited liability company

RVT Brandon Boulevard Shoppes LLC, a Delaware limited liability company

RVT Caribbean Property Management LLC, a Delaware limited liability company

RVT Carolina Crossings GP LLC, a Delaware limited liability company

RVT East Lloyd Commons LLC, a Delaware limited liability company

RVT Erie Marketplace LLC, a Delaware limited liability company

RVT Hamilton Commons LLC, a Delaware limited liability company

RVT Hendersonville TN LLC, a Delaware limited liability company

RVT Homestead Pavilion LLC, a Delaware limited liability company

RVT Kyle Crossing LLC, a Delaware limited liability company

RVT Lake Walden Square LLC, a Delaware limited liability company

RVT Mezz Borrower 1 LLC, a Delaware limited liability company

RVT Mezz Borrower 2 LLC, a Delaware limited liability company

RVT MS Holding Corporation Inc., a Delaware corporation

RVT MS Mezz Borrower 1 LLC, a Delaware limited liability company

RVT MS Mezz Borrower 2 LLC, a Delaware limited liability company

RVT Newnan Crossing LLC, a Delaware limited liability company

RVT Noble Town Center LLC, a Delaware limited liability company

RVT Pavilion at Shoppers World LLC, a Delaware limited liability company

RVT Peach Street Square I LLC, a Delaware limited liability company

RVT PR Mezz Borrower 1 LLC, a Delaware limited liability company

RVT PR Mezz Borrower 2 LLC, a Delaware limited liability company

RVT PR Mezz Borrower 3 LLC, a Delaware limited liability company

RVT Silver Spring Square LLC, a Delaware limited liability company

RVT Tequesta Shoppes LLC, a Delaware limited liability company

RVT TRS Mezz Borrower 1 LLC, a Delaware limited liability company

Confidential Treatment Requested by Retail Value Inc. RVI-429.

Pursuant to 17 C.F.R. Section 200.83.

RVT TRS Mezz Borrower 2 LLC, a Delaware limited liability company

RVT West Allis Center LLC, a Delaware limited liability company

RVT Wrangleboro Consumer Square LLC, a Delaware limited liability company